     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 18, 1997.

                                           REGISTRATION STATEMENT NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ---------------

                                    FORM S-3

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933
                                ---------------

                           COLE NATIONAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                        (STATE OR OTHER JURISDICTION OF
                         INCORPORATION OR ORGANIZATION)
                                   34-1453189
                                (I.R.S. EMPLOYER
                             IDENTIFICATION NUMBER)

                                ---------------
                             5915 Landerbrook Drive
                          Mayfield Heights, Ohio 44124
                                 (216) 449-4100
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                                ---------------
                                WAYNE L. MOSLEY
                         Vice President and Controller
                           Cole National Corporation
                             5915 Landerbrook Drive
                          Mayfield Heights, Ohio 44124
                                 (216) 449-4100
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                ---------------

                                   COPIES TO:

              DAVID P. PORTER, Esq.                                THOMAS F. MCKEE, Esq.
           Jones, Day, Reavis & Pogue                          Calfee, Halter & Griswold LLP
                   North Point                                      800 Superior Avenue
               901 Lakeside Avenue                                 Cleveland, Ohio 44114
              Cleveland, Ohio 44114                                   (216) 622-8200
                 (216) 586-3939

                                ---------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:

  As soon as practicable after this Registration Statement becomes effective.
                                ---------------

If any of the securities being registered on this Form are to be offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

If the securities being registered on this Form are being offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-29401

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                                ---------------

                        CALCULATION OF REGISTRATION FEE

==========================================================================================================
          TITLE OF SHARES                 AMOUNT        OFFERING PRICE      AGGREGATE        AMOUNT OF
         TO BE REGISTERED            TO BE REGISTERED      PER SHARE     OFFERING PRICE  REGISTRATION FEE
----------------------------------------------------------------------------------------------------------
Class A Common Stock,
  par value $.001 per share........  287,500 shares(1)      $47.00         $13,512,500     $4,094.70(2)
==========================================================================================================

(1) Includes 37,500 shares that may be sold to cover over-allotments.
(2) Registration fees in the aggregate amount of $29,219.72 were paid in connection with Registration Statement File No. 333-29401.
================================================================================

INCORPORATION BY REFERENCE

     Registration Statement on Form S-3, Registration No. 333-29401, of Cole National Corporation, a Delaware corporation (the "Company"), filed with the Securities and Exchange Commission (the "Commission") is hereby incorporated by reference.

EXHIBITS

  5.1  Opinion of Jones, Day, Reavis & Pogue as to the validity of securities being offered.
 23.1  Consent of Jones, Day, Reavis & Pogue (included in Exhibit 5.1).
 23.2  Consent of Arthur Andersen LLP.
 23.3  Consent of KPMG Peat Marwick LLP.

PAYMENT OF FEE

     The Company hereby certifies that the registration filing fee in connection with this filing has been transmitted by wire transfer to the Commission's account at Mellon Bank.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets the requirements for filing a Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on July 18, 1997.

                                            COLE NATIONAL CORPORATION

                                            By:   /s/  WAYNE L. MOSLEY
                                              ----------------------------------

                                                       WAYNE L. MOSLEY
                                                VICE PRESIDENT AND CONTROLLER

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

               SIGNATURE                                 TITLE                      DATE
----------------------------------------   ------------------------------------------------------

                   *                       Chairman and Chief Executive             July 18, 1997
----------------------------------------   Officer and Director (Principal
            JEFFREY A. COLE                Executive Officer and Principal
                                           Financial Officer)

                   *                       President, Chief Operating               July 18, 1997
----------------------------------------   Officer and Director
             BRIAN B. SMITH

          /s/ WAYNE L. MOSLEY              Vice President and Controller            July 18, 1997
----------------------------------------   (Principal Accounting Officer)
            WAYNE L. MOSLEY

                   *                       Director                                 July 18, 1997
----------------------------------------
           TIMOTHY F. FINLEY

                   *                       Director                                 July 18, 1997
----------------------------------------
             IRWIN N. GOLD

                   *                       Director                                 July 18, 1997
----------------------------------------
            PETER V. HANDAL

                   *                       Director                                 July 18, 1997
----------------------------------------
           CHARLES A. RATNER

                   *                       Director                                 July 18, 1997
----------------------------------------
            WALTER J. SALMON

* The undersigned by signing his name hereto, does sign and execute this Registration Statement pursuant to the Powers of Attorney executed by the above-named officers and directors of the Company and which are incorporated herein by reference on behalf of such officers and directors.

  /s/  WAYNE L. MOSLEY
------------------------------------
 WAYNE L. MOSLEY, ATTORNEY-IN-FACT

                                      II-2